MOJO ORGANICS, INC.

101 Hudson Street, 21st Floor

Jersey City, New Jersey

December 15, 2015

Peter Spinner

101 Hudson Street, 21st Floor

Jersey City, New Jersey

Re:	Amended and Restated Employment Agreement (the "Agreement") dated June 15, 2015 by and between MOJO Organics, Inc. (the “Company”) and Peter Spinner (“Employee”)

Dear Mr. Simpson:

Reference is hereby made to the Agreement. By executing this letter, the undersigned parties hereby agree that Section 3(b) of the Agreement shall be amended and restated whereby the number of shares of common stock to be delivered upon the Company generating revenue of $3,000,000 during any twelve (12) month period during the Initial Term shall be increased by 345,000 shares. All terms not defined herein shall have the definition as set forth in the Agreement.

We kindly request that you execute this letter below indicating that you agree with the above amendment.

Sincerely,

MOJO Organics, Inc.
	By:	/s/ Glenn Simpson
	Name:	Glenn Simpson
	Title:	CEO

AGREED AND ACKNOWLEDGED:

/s/ Peter Spinner
Peter Spinner